INCOME TAXES	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
The operations of the Company are included in a consolidated U.S. federal income tax return filed by iHeartMedia.  However, for financial reporting purposes, the Company’s provision for income taxes has been computed on the basis that the Company files separate consolidated U.S. federal income tax returns with its subsidiaries.
On December 22, 2017, the U.S. government enacted comprehensive income tax legislation, referred to as The Tax Cuts and Jobs Act (the Tax Act). The Tax Act reduces the U.S. federal corporate tax rate from 35% percent to 21% effective January 1, 2018, percent, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred and creates new U.S taxes on certain foreign earnings. To account for the reduction in the U.S. federal corporate income tax rate, the Company remeasured its deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, generally 21%, which resulted in recording of a provisional deferred tax benefit of $228.0 million during 2017. To determine the impact from the one-time transition tax on accumulated foreign earnings, we analyzed our cumulative foreign earnings and profits in accordance with the rules provided in the Tax Act. Based upon our preliminary analysis which is not yet complete, we have not recorded income tax expense in the current period for the one-time transition tax due to the net accumulated deficit in our foreign earnings and profits.
The provisions in the Tax Act are broad and complex. The Company has not yet completed its analysis of the income tax effects of the Tax Act as of December 31, 2017, but has made reasonable estimates of those effects on existing deferred income tax balances and the one-time transition tax. The final financial statement impact of the Tax Act may differ from the above estimates, possibly materially, due to, among other things, changes in interpretations of the Tax Act, any legislative action to address questions that arise because of the Tax Act, and changes in accounting standards for income taxes or related interpretations in response to the Tax Act, or any updates to estimates the Company has utilized to calculate the provisional impacts. The Securities and Exchange Commission (SEC) has issued rules that allow for a measurement period of up to one year after the enactment date of the Tax Act to finalize the recording of the related income tax impacts.
Significant components of the provision for income tax benefit (expense) are as follows:

(In thousands)	Years Ended December 31,
	2017	2016	2015
Current - federal	$(87)	$—	$(270)
Current - foreign	(29,403)	(43,743)	(42,725)
Current - state	(1,377)	(1,731)	(1,046)
Total current expense	(30,867)	(45,474)	(44,041)

Deferred - federal	306,078	(89,049)	(8,025)
Deferred - foreign	(2,548)	56,048	2,685
Deferred - state	7,555	976	(562)
Total deferred benefit (expense)	311,085	(32,025)	(5,902)
Income tax benefit (expense)	$280,218	$(77,499)	$(49,943)

For the year ended December 31, 2017 the Company recorded current tax expense of $30.9 million as compared to $45.5 million for the 2016 year. The current tax expense for 2017 was primarily related to foreign income taxes on operating profits generated in certain jurisdictions during the period.
For the year ended December 31, 2016 the Company recorded current tax expense of $45.5 million as compared to $44.0 million for the 2015 year. The current tax expense for 2016 was primarily related to foreign income taxes on operating profits generated in certain jurisdictions during the period.
Deferred tax benefit of $311.1 million was recorded for 2017 compared with a deferred tax expense of $32.0 million for 2016.  The change in deferred taxes is primarily due to the provisional deferred tax benefit of $228.0 million recorded in 2017 related to the reduction of the U.S. federal corporate tax rate to 21% in connection with the enactment of the Tax Act mentioned above. The change in foreign deferred taxes was the result of foreign deferred tax benefit recorded in 2016 for the release of valuation allowance against certain net operating loss carryforwards in France.
Deferred tax expense of $32.0 million was recorded for 2016 compared with a deferred tax expense of $5.9 million for 2015.  The change in deferred tax expense is primarily due to the utilization of net operating loss carryforwards in the U.S. which offset taxable income from the gains on the sales of nine non-strategic U.S. outdoor markets during the first quarter of 2016 and the sale of the Company's Australia business during the fourth quarter of 2016. The 2016 federal deferred tax expense was partially offset by foreign deferred tax benefit attributable to the release of $43.3 million of valuation allowance against certain net operating losses in France.
Significant components of the Company’s deferred tax liabilities and assets as of December 31, 2017 and 2016 are as follows:

(In thousands)	December 31,	December 31,
	2017	2016
Deferred tax liabilities:
Intangibles and fixed assets	$507,625	$804,750
Equity in earnings	2,106	2,816
Other	14,058	16,971
Total deferred tax liabilities	523,789	824,537
Deferred tax assets:
Accrued expenses	16,927	19,458
Net operating loss carryforwards	229,398	257,613
Bad debt reserves	3,656	3,364
Due from iHeartCommunications	202,461	—
Other	24,124	38,128
Total deferred tax assets	476,566	318,563
Less: Valuation allowance	274,219	136,039
Net deferred tax assets	202,347	182,524
Net deferred tax liabilities	$321,442	$642,013

The deferred tax liabilities associated with intangibles and fixed assets primarily relates to the difference in book and tax basis of acquired billboard permits and tax deductible goodwill created from the Company’s various stock acquisitions.  In accordance with ASC 350-10, Intangibles—Goodwill and Other, the Company does not amortize its book basis in permits.  As a result, this deferred tax liability will not reverse over time unless the Company recognizes future impairment charges related to its permits and tax deductible goodwill or sells its permits.  As the Company continues to amortize its tax basis in its permits and tax deductible goodwill, the deferred tax liability will increase over time. The Company’s net foreign deferred tax assets for the period ending December 31, 2017 and 2016 were $53.6 million and $46.7 million, respectively.
At December 31, 2017, the Company had recorded deferred tax assets for net operating loss carryforwards (tax effected) for federal and state income tax purposes of $84.5 million, which expire in various amounts through 2037. In addition, the Company recorded a deferred tax asset of $202.5 million related to the impairment loss on the Due from iHeartCommunications Note. The Company expects to realize the benefits of a portion of its deferred tax assets based upon expected future taxable income from deferred tax liabilities that reverse in the relevant federal and state jurisdictions and carryforward periods.  As of December 31, 2017, the Company had recorded a valuation allowance of $149.2 million against a portion of these deferred tax assets which it does not expect to realize. The Company recorded a net decrease of $11.0 million in valuation allowances against its foreign deferred tax assets during the year ended December 31, 2017.  At December 31, 2017, the Company had recorded $144.9 million (tax-effected) of deferred tax assets for foreign net operating losses, which are offset in part by an associated valuation allowance of $94.2 million.  The remaining deferred tax valuation allowance of $30.8 million offsets other foreign deferred tax assets that are not expected to be realized.  Realization of these foreign deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions to obtain benefits.  Due to the Company’s evaluation of all available evidence, including significant negative evidence of cumulative losses in these jurisdictions, the Company continues to record valuation allowances on the foreign deferred tax assets that are not expected to be realized.  The Company expects to realize its remaining gross deferred tax assets based upon its assessment of deferred tax liabilities that will reverse in the same carryforward period and jurisdiction and are of the same character as the net operating loss carryforwards and temporary differences that give rise to the deferred tax assets.  Any deferred tax liabilities associated with billboard permits and tax deductible goodwill intangible assets are not relied upon as a source of future taxable income, as these intangible assets have an indefinite life.
At December 31, 2017 and 2016, net deferred tax assets include a deferred tax asset of $9.6 million and $14.9 million, respectively, relating to stock-based compensation expense under ASC 718-10, Compensation—Stock Compensation.  Full realization of this deferred tax asset requires stock options to be exercised at a price equaling or exceeding the sum of the grant price plus the fair value of the option at the grant date and restricted stock to vest at a price equaling or exceeding the fair market value at the grant date.   Accordingly, there can be no assurance that the stock price of the Company’s Common Stock will rise to levels sufficient to realize the entire deferred tax benefit currently reflected in our balance sheet.  See Note 9 for additional discussion of ASC 718-10.
Income (loss) before income taxes:

(In thousands)	Years Ended December 31,
	2017	2016	2015
US	$(942,297)	$182,258	$(69,819)
Foreign	35,869	53,118	61,047
Total income (loss) before income taxes	$(906,428)	$235,376	$(8,772)

The reconciliation of income tax computed at the U.S. federal statutory rates to income tax benefit is:

(In thousands)	Years Ended December 31,
	2017		2016		2015
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax benefit (expense) at statutory rates	$317,250	35.0%	$(82,382)	35.0%	$3,070	35.0%
State income taxes, net of federal tax effect	23,378	2.6%	(4,602)	2.0%	2,238	25.5%
Foreign income taxes	(19,409)	(2.1)%	(23,555)	9.9%	(18,686)	(213.0)%
Nondeductible items	(646)	(0.1)%	(687)	0.3%	(754)	(8.6)%
Changes in valuation allowance and other estimates	(148,389)	(16.4)%	34,597	(14.7)%	(33,684)	(384.0)%
U.S. tax reform	228,010	25.2%	—	—%	—	—%
U.S. rate differential on impairment of related party note	(115,755)	(12.8)%	—	—%	—	—%
Other, net	$(4,221)	(0.5)%	$(870)	0.4%	$(2,127)	(24.2)%
Income tax benefit (expense)	$280,218	30.9%	$(77,499)	32.9%	$(49,943)	(569.3)%

During 2017, the Company recorded tax benefit of approximately $280.2 million. The 2017 income tax benefit and 30.9% effective tax rate were impacted primarily by the $228.0 million provisional deferred tax benefits recorded in connection with the reduction in the U.S. federal corporate tax rate to 21% upon enactment of the Tax Act described above. Additionally, subsequent to the enactment of the Tax Act and as further described in Note 7 above, the Company recorded an impairment loss of $855.6 million on the Due from iHeartCommunications Note. In connection with this impairment loss, the Company recorded a deferred tax asset at the newly enacted U.S. federal corporate tax rate. As this deferred tax asset was recorded subsequent to the enactment of the Tax Act, the associated impact to the Company’s 2017 effective tax rate is separately described in the table above “U.S. rate differential on impairment of related party note”. The Company also recorded tax expense of $149.2 million in connection with the valuation allowance recorded against federal and state deferred tax assets generated in the current period due to the uncertainty of the ability to utilize those assets in future periods.
During 2016, the Company recorded tax expense of approximately $77.5 million. The 2016 income tax expense and 32.9% effective tax rate were impacted primarily by the $32.9 million and $43.3 million deferred tax benefits recorded in connection with the release of valuation allowances in the U.S. and France, respectively. These deferred tax benefits were partially offset by $54.7 million in tax expense attributable to the sale of our Australia outdoor business.
During 2015, the Company recorded tax expense of approximately $49.9 million.  The 2015 income tax expense and (569.3)% effective tax rate were impacted primarily by a $32.9 million valuation allowance recorded against the Company’s federal and state net operating losses during 2015.  Additionally, the Company recorded additional taxes due to the inability to benefit from losses in certain foreign jurisdictions.
The Company provides for any related tax liability on undistributed earnings that the Company does not intend to be indefinitely reinvested outside the United States and that would become taxable upon remittance within our foreign structure.  At December 31, 2017, all undistributed earnings of our international subsidiaries have been included in our provisional computation of the one-time transition tax associated with the enactment of the Tax Act. Based upon our preliminary analysis of the effects of the Tax Act which is not yet complete, the Company has not provided U.S. federal income taxes for temporary differences with respect to investments in our foreign subsidiaries, which at December 31, 2017 currently result in tax basis amounts greater than the financial reporting basis. If any excess cash held by our foreign subsidiaries were needed to fund operations in the U.S., we could presently repatriate available funds without a requirement to accrue or pay U.S. taxes as a result of significant deficits, as calculated for tax law purposes, in our foreign earnings and profits, which give us flexibility to make future cash distributions as non-taxable returns of capital.  Additionally, as a result of U.S. tax reform described above, future dividend distributions from our international subsidiaries are exempt from U.S. federal income tax beginning January 1, 2018. All tax liabilities owed by the Company are paid either by the Company or on behalf of the Company by iHeartCommunications through an operating account that represents net amounts due to or from iHeartCommunications.
The Company continues to record interest and penalties related to unrecognized tax benefits in current income tax expense.  The total amount of interest accrued at December 31, 2017 and 2016, was $3.2 million and $3.4 million, respectively. The total amount of unrecognized tax benefits including accrued interest and penalties at December 31, 2017 and 2016, was $37.6 million and $40.6 million, respectively, of which $20.0 million and $21.3 million is included in “Other long-term liabilities.” In addition, $17.6 million and $19.3 million of unrecognized tax benefits are recorded net with the Company’s deferred tax assets for its net operating losses as opposed to being recorded in “Other long-term liabilities” at December 31, 2017 and 2016, respectively. The total amount of unrecognized tax benefits at December 31, 2017 and 2016 that, if recognized, would impact the effective income tax rate is $16.1 million and $16.2 million, respectively.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(In thousands)	Years Ended December 31,
Unrecognized Tax Benefits	2017	2016
Balance at beginning of period	$37,174	$39,908
Increases for tax position taken in the current year	4,327	7,838
Increases for tax positions taken in previous years	2,165	2,199
Decreases for tax position taken in previous years	(499)	(6,148)
Decreases due to settlements with tax authorities	(225)	(717)
Decreases due to lapse of statute of limitations	(8,511)	(5,906)
Balance at end of period	$34,431	$37,174

Pursuant to the Tax Matters Agreement between iHeartCommunications and the Company, the operations of the Company are included in a consolidated U.S. federal income tax return filed by iHeartMedia.  In addition, the Company and its subsidiaries file income tax returns in various state and foreign jurisdictions.  During 2017 and 2016, the Company reversed $9.2 million and $6.2 million in unrecognized tax benefits, respectively, inclusive of interest, as a result of the expiration of statutes of limitations to assess taxes in certain state and foreign jurisdictions. During 2016, the Company settled certain tax examinations that resulted in the reduction of uncertain tax positions of $6.8 million, inclusive of interest. All federal income tax matters through 2013 are closed. Substantially all material state, local, and foreign income tax matters have been concluded for years through 2008.